UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.             )

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SABA SOFTWARE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2400 Bridge Parkway

Redwood Shores, California 94065-1166

September 28, 2005

To our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Saba Software, Inc. (“Saba”). The annual meeting will be held on Thursday, November 3, 2005, at 9:00 a.m., Pacific Time, at our corporate headquarters located at 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

The actions expected to be taken at the annual meeting are described in detail in the attached proxy statement and notice of annual meeting of stockholders.

Included with the proxy statement is a copy of our annual report on Form 10-K for the fiscal year ended May 31, 2005. We encourage you to read our Form 10-K. It includes information on our operations, markets, products and services, as well as our audited financial statements.

Please use this opportunity to take part in the affairs of Saba by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

We look forward to seeing you at the annual meeting.

Sincerely,

/s/    BOBBY YAZDANI

Bobby Yazdani

Chairman of the Board and

Chief Executive Officer

SABA SOFTWARE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 3, 2005

To our Stockholders:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Saba Software, Inc., a Delaware corporation, will be held at our corporate headquarters located at 2400 Bridge Parkway, Redwood Shores, California 94065-1166, on Thursday, November 3, 2005, at 9:00 a.m., Pacific Time, for the following purposes:

1. ELECTION OF DIRECTOR. To elect one Class II Director to serve until the 2008 annual meeting of stockholders or until his respective successor has been elected or appointed.

2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment by the Board of Directors of Ernst & Young LLP as our independent auditors for the fiscal year ending May 31, 2006.

3. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement, which is attached and made a part hereof.

The Board of Directors has fixed the close of business on September 9, 2005 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

By Order of the Board of Directors,

/S/    PETER E. WILLIAMS III

Peter E. Williams III

Secretary

Redwood Shores, California

September 28, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

SABA SOFTWARE, INC.

2400 Bridge Parkway

Redwood Shores, California 94065-1166

PROXY STATEMENT

November 3, 2005

Annual Meeting of Stockholders

General Information

This proxy statement is furnished to stockholders of Saba Software, Inc., a Delaware corporation, in connection with the solicitation by our Board of Directors of proxies in the accompanying form for use in voting at our annual meeting of stockholders to be held on Thursday, November 3, 2005, at 9:00 a.m., Pacific Time, at our corporate headquarters located at 2400 Bridge Parkway, Redwood Shores, California 94065-1166, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the annual meeting for the purposes set forth in the accompanying notice of annual meeting of stockholders.

The proxy holders will vote all proxies in accordance with the instructions contained in the proxy and, if no choice is specified, the proxy holders will vote in favor of the proposals set forth herein. Proxies will confer upon the proxy holders discretionary authority to vote upon matters that the Board does not know as of the date hereof but may be presented at the annual meeting, as well as the authority to adjourn or postpone the annual meeting in order to assure that all stockholders who wish to vote on the matter will be able to cast their votes and to act upon other matters incident to the conduct of the meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to us (to the attention of Peter E. Williams III, our Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person.

Solicitation and Voting Procedures

The proxy statement and the enclosed proxy card are being mailed to the stockholders on or about September 28, 2005. This proxy statement and the accompanying proxy card are for use by the stockholders.

The close of business on September 9, 2005 has been fixed as the record date for determining the holders of shares of our common stock entitled to notice of, and to vote, at the annual meeting. As of the close of business on the record date, we had 17,946,629 shares of common stock outstanding and entitled to vote at the annual meeting. The presence at the annual meeting of a majority, or 8,973,315, of these shares of our common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. Each outstanding share of common stock on the record date is entitled to one vote on all matters.

All expenses in connection with the solicitation of proxies will be borne by us. These costs will include the expense of preparing and mailing proxy materials for the annual meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the annual meeting to beneficial owners of our common stock. We may conduct further solicitation personally, by telephone or by facsimile through our officers, directors and employees, none of who will receive additional compensation for assisting with the solicitation.

An automated system administered by ADP-Investor Communication Services and Mellon Investor Services will tabulate votes cast by proxy at the annual meeting, and one of our officers, duly appointed by the Board of Directors, will tabulate votes cast in person at the annual meeting.

Under the General Corporation Law of the State of Delaware, abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal and, therefore, will have no effect on the result of the vote. A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include, among others, the election of directors and ratification of auditors. Non-routine matters include, among others, approval of actions with respect to a company’s certificate of incorporation, bylaws or stock option plan. In determining whether a proposal has been approved, other than the election of directors, abstentions have the same effect as votes against the proposal. As a result, (i) with respect to proposal 1, which requires a plurality vote, and proposal 2, which requires the affirmative vote of a majority of our common stock represented at the meeting and entitled to vote, broker “non-votes” have no effect and abstentions have the same effect as negative votes.

The shares represented by properly executed proxy cards will be voted at the annual meeting as indicated or, if no instructions are given, in favor of proposals 1 and 2. We do not presently know of any other business that may come before the annual meeting.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one (1) copy of this proxy statement and annual report may have been sent to multiple stockholders in a stockholder’s household. We will promptly deliver a separate copy of either document to any stockholder who contacts our investor relations department at (650) 581-2500 requesting such copies. If a stockholder is receiving multiple copies of the proxy statement and annual report at the stockholder’s household and would like to receive a single copy of the proxy statement and annual report for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or our investor relations department to request mailing of a single copy of the proxy statement and annual report.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The number of directors on the Board of Directors is currently fixed at six. Our Certificate of Incorporation divides our Board of Directors into three classes designated Class I, Class II and Class III. The members of each class of directors serve staggered three-year terms. The Board of Directors is composed of two Class I Directors: Joe E. Kiani and Clifton T. Weatherford; one Class II Director: Bobby Yazdani; and three Class III Directors: Douglas C. Allred, Larry D. Lenihan, Jr. and Michael J. Moritz. The term of office of the Class II Director expires at this annual meeting, the term of office of the Class III Directors expires at the 2006 annual meeting and the term of office of the Class I Directors expires at the 2007 annual meeting. At each annual meeting of stockholders, directors will be elected for a full term of three years to succeed those directors whose terms are expiring. Directors will be elected by a plurality of votes cast.

At the annual meeting, the stockholders will elect one Class II Director, to serve a three year term until the election and qualification of a successor at the 2008 annual meeting of stockholders, until a successor is otherwise duly elected or appointed and qualified or until the director’s earlier resignation or removal. The Board of Directors has nominated Bobby Yazdani for election as Class II Director. The Corporate Governance and Nominating Committee approved Mr. Yazdani as nominee for the Class II director to be voted upon at the annual meeting. The Board has no reason to believe that the nominee will be unable or unwilling to serve as a nominee or as a director, if elected.

Certain information about Mr. Yazdani, the Class II Director nominee, is furnished below:

Bobby Yazdani founded Saba, has been a Director of Saba since inception and has served as Saba’s Chairman of the Board and Chief Executive Officer since September 2003. From February 2003 through September 2003, Mr. Yazdani served as Saba’s President and Chief Operating Officer. From inception until February 2003, Mr. Yazdani served as Saba’s Chairman of the Board and from inception until Mach 2002, Mr. Yazdani served as Chief Executive Officer. From 1988 until founding Saba, Mr. Yazdani served in various positions at Oracle, most recently as Senior Director. Mr. Yazdani holds a B.A. from the University of California, Berkeley.

Required Vote

The affirmative vote of a plurality of all the votes represented in person or by proxy at the annual meeting is required to approve the foregoing proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE NAMED ABOVE.

Meetings and Committees of the Board of Directors

During our fiscal year ended May 31, 2005, the Board of Directors met six times. No current director attended fewer than 75% of all the meetings of the Board of Directors and its committees on which he served after becoming a member of the Board of Directors. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The Company encourages, but does not require, its Board members to attend the annual stockholders meeting. None of the Company’s directors attended the 2004 annual meeting of stockholders. The Board of Directors has determined that a majority of its members, Messrs. Allred, Kiani, Lenihan, Moritz and Weatherford, are “independent” as that term is defined in Rule 4200 of the listing standards of the Marketplace Rules of the NASDAQ Stock Market, Inc. (“NASDAQ”).

During our fiscal year ended May 31, 2005, the Audit Committee held nine meetings. Messrs. Kiani, Moritz and Weatherford are the current members of our Audit Committee. The Audit Committee oversees the accounting and financial reporting processes of Saba and audits of the financial statements of Saba. The Audit Committee reviews, acts on and reports to our Board of Directors with respect to various auditing and accounting matters. The Audit Committee reviews and monitors the corporate financial reporting and the external audits of Saba, including, among other things, our internal control functions, the results and scope of the annual audit and other services provided by our independent auditors and our compliance with legal matters that have significant impact on our financial reports. In addition, the Audit Committee is responsible for the appointment, compensation and oversight of our independent auditors. See “Report of the Audit Committee of the Board of Directors.” Our Board adopted and approved a charter for the Audit Committee on October 21, 1999. The charter for the Audit Committee was amended to reflect relevant provisions of the Sarbanes-Oxley Act of 2002 and The NASDAQ Stock Market rules. A copy of the Audit Committee charter, as amended to date, can be viewed on our website at www.saba.com. The Audit Committee is composed solely of non-employee directors, as such term is defined in Rule 16b-3 under the Exchange Act and the Board of Directors has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the NASDAQ Stock Market, Inc. The Board has further determined that Mr. Weatherford, Chairman of the Audit Committee, is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Exchange Act and is independent as defined by Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.

During our fiscal year ended May 31, 2005, the Compensation Committee held two meetings. Messrs. Allred, Kiani, Lenihan and Moritz are the current members of our Compensation Committee. The Compensation Committee establishes salaries, incentives and other forms of compensation for executive officers and other key employees. This committee also administers our incentive compensation and benefit plans.

During our fiscal year ended May 31, 2005, the Corporate Governance and Nominating Committee held one meeting. The current members of the Corporate Governance and Nominating Committee are Messrs. Kiani, Lenihan and Moritz. The Corporate Governance and Nominating Committee oversees the operation of the Board, the selection, nomination, evaluation and education of directors, and the establishment and implementation of our policies and programs regarding internal governance and legal and ethical conduct. Prior to our annual meeting of stockholders, the Corporate Governance and Nominating Committee, pursuant to guidelines designed to highlight the necessary qualifications, assists the existing Board in selecting the candidates who will be presented to our stockholders for election to serve on our Board of Directors. The Corporate Governance and Nominating Committee will consider and make recommendations to the Board of Directors regarding any stockholder recommendations for candidates to serve on the Board of Directors. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process will be adequate given the historical absence of stockholder proposals. The Corporate Governance and Nominating Committee will review periodically whether a more formal policy should be adopted. Stockholders wishing to recommend candidates for consideration by the Corporate Governance and Nominating Committee may do so by writing to our Corporate Secretary, 2400 Bridge Parkway, Redwood Shores, California 94065-1166, providing the candidate’s name, biographical data and qualifications, a document indicating the candidate’s willingness to act if elected, and evidence of the nominating stockholder’s ownership of our Common Stock at least 120 days prior to the next annual meeting to assure time for meaningful consideration by the Corporate Governance and Nominating Committee. There are no differences in the manner in which the Corporate Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder. We do not currently pay any third party to identify or assist in identifying or evaluating potential nominees.

The Corporate Governance and Nominating Committee operates under a written charter setting forth the functions and responsibilities of the committee. A copy of the charter can be viewed on our website at www.saba.com.

In reviewing potential candidates for the Board of Directors, the Corporate Governance and Nominating Committee considers the individual’s experience in human capital development and management solutions and related industries, the general business or other experience of the candidate, our needs for an additional or replacement director, the personality of the candidate, the candidate’s interest in our business, as well as numerous other subjective criteria. Of greatest importance is the individual’s integrity, willingness to get involved and ability to bring to us experience and knowledge in areas that are most beneficial to us as a company. The Board intends to continue to evaluate candidates for election to the Board of Directors on the basis of the foregoing criteria.

All members of the Corporate Governance and Nominating Committee are independent directors within the meaning of Rule 4200 of the Marketplace Rules of the NASDAQ Stock Market, Inc.

Communication between Stockholders and Directors

Our Board of Directors currently does not have a formal process for stockholders to send communications to the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders on a timely basis. The Board of Directors does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. However, stockholders wishing to formally communicate with the Board of Directors may send communications directly to Bobby Yazdani, Chairman of the Board, c/o Saba Software, Inc., 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

Corporate Governance

The Company has formal corporate governance standards in place. The Board has reviewed the provisions of the Sarbanes-Oxley Act of 2002, the rules of the Securities and Exchange Commission and the NASDAQ Stock Market, Inc. corporate governance listing standards regarding corporate governance policies and procedures. The Board believes the Company is in compliance with such rules and listing standards. The following chart sets forth certain information concerning members of the Board and their compliance with governance policies and standards in fiscal year 2004:

Director	I—Independent, E—Employee	Governance & Nominating Committee	Audit Committee— Chair*		Stock Option & Compensation Committee	% Board Mtg’s Attended	Qualified Financial Expert	Audit Committee Independence	Financially Literate
Bobby Yazdani	E	—	—		—	100	—	—	Yes
Douglas C. Allred	I	—	—		Yes	83	—	—	Yes
Joe E. Kiani	I	Yes	Yes		Yes	83	—	Yes	Yes
Lawrence D. Lenihan, Jr.	I	Yes	—		Yes	100	—	—	Yes
Michael J. Moritz	I	Yes	Yes		Yes	100	—	Yes	Yes
Clifton T. Weatherford	I	—	Yes	*	—	100	Yes	Yes	Yes

Access to Corporate Governance Policies

We have adopted a Code of Ethics that applies to, among others, our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which is designed to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Code of Ethics is available on our website at www.saba.com. To the extent required by law, any amendments to, or waivers from, any provision of the Code of Ethics will be promptly disclosed to the public. To the extent permitted by such legal requirements, we intend to make such public disclosure by posting the relevant material on our website in accordance with Securities and Exchange Commission rules.

Copies of our committee charters and Code of Ethics will be provided to any stockholder upon written request to directed to Investor Relations, Saba Software, Inc, 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

Compensation of Directors

Each non-employee director that is not affiliated with a venture fund receives an annual retainer of $5,000 and an additional $2,000 per Board meeting attended in person and $1,000 per Board meeting attended over the telephone. The Chairman of our Audit Committee receives an additional annual retainer of $15,000 and $1,500 per Audit Committee meeting. Other members of the Audit Committee that are not affiliated with a venture fund receive $1,000 per Audit Committee meeting not held on the same day as a Board meeting. We do not pay directors affiliated with a venture fund cash compensation for their services as directors or members of committees of the Board of Directors. We reimburse all non-employee directors for their reasonable expenses incurred in attending meetings of the Board of Directors. Members of the Board who are not employees of the Company are eligible to receive stock options under the Company’s 2000 Stock Incentive Plan. During the fiscal year ended May 31, 2005, an option to purchase 8,750 shares of common stock was granted to the Chairman of the Audit Committee, an option to purchase 7,500 shares of common stock was granted to each of the other members of the Audit Committee and an option to purchase 5,000 shares of common stock was granted to Messrs. Allred and Lenihan. These options are immediately vested and have an exercise price equal to the current market price on the date of grant.

Below are options we have granted to non-employee members of our Board of Directors during our fiscal year ended May 31, 2005:

Name	Grant Date	Number of Options Granted	Exercise Price Per Share
Douglas C. Allred	12/14/04	5,000		$4.20
Joe E. Kiani	12/14/04	7,500		$4.20
Lawrence D. Lenihan	12/14/04	5,000		$4.20
Michael J. Moritz Clifton T. Weatherford	12/14/04 12/14/04	7,500 8,750	$ $	4.20 4.20

Compensation Committee Insider Participation and Interlocks

None of the members of our Compensation Committee is an officer or employee of Saba. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or compensation committee of any other company, nor has such an interlocking relationship existed in the past.

Relationships Among Directors or Executive Officers

There are no family relationships among any of the directors or executive officers of the Company.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP served as our independent auditors for the fiscal year ended May 31, 2005, and the Board of Directors, upon the recommendation of the Audit Committee, has selected Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending May 31, 2006 and recommends that the stockholders ratify such selection. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the ratification of Ernst & Young LLP as the independent auditors for the fiscal year ending May 31, 2006. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock entitled to vote and voting at the Annual Meeting, we will review our future selection of auditors. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

We have been informed by Ernst & Young LLP that neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in our company.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended May 31, 2005 and May 31, 2004 and fees billed for other services rendered by Ernst & Young LLP during those periods.

	Fiscal 2005	Fiscal 2004
Audit Fees(1)	$593,420	$280,078
Audit-Related Fees(2)	—	8,500
Tax Fees(3)	146,889	94,188
All Other Fees(4)	1,500	—

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of Saba’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements, including registration statements.
(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advisor and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance and tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above.

In making its recommendation to ratify the appointment of Ernst & Young LLP as Saba’s independent auditors for the fiscal year ending May 31, 2006, the Audit Committee has considered whether services other than audit and audit-related services provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors.

Under the policy, pre-approval is generally provided for up to one (1) year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.

Required Vote

The affirmative vote of a majority of all the votes represented in person or by proxy at the annual meeting is required to ratify the foregoing proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MAY 31, 2006.

MANAGEMENT

Executive Officers and Directors

The following table sets forth certain information with respect to our executive officers and directors as of September 9, 2005:

Name	Age	Position
Bobby Yazdani	42	Chief Executive Officer and Chairman of the Board
Peter E. Williams III	44	Chief Financial Officer and Secretary
Douglas C. Allred(2)	54	Director
Joe E. Kiani(1)(2)(3)	41	Director
Lawrence D. Lenihan, Jr.(2)(3).	40	Director
Michael J. Moritz(1)(2)(3)	51	Director
Clifton T. Weatherford(1)	58	Director

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of the Corporate Governance and Nominating Committee

Bobby Yazdani founded Saba, has been a Director of Saba since inception and has served as Saba’s Chairman of the Board and Chief Executive Officer since September 2003. From February 2003 through September 2003, Mr. Yazdani served as Saba’s President and Chief Operating Officer. From inception until February 2003, Mr. Yazdani served as Saba’s Chairman of the Board and from inception until March 2002, Mr. Yazdani served as Chief Executive Officer. From 1988 until founding Saba, Mr. Yazdani served in various positions at Oracle, most recently as Senior Director. Mr. Yazdani holds a B.A. from the University of California, Berkeley.

Peter E. Williams III has served as our Chief Financial Officer since March 2004 and has served as Vice President, Corporate Development and General Counsel since joining us in October 1999. Mr. Williams has served as our Secretary since our inception in April 1997. Mr. Williams was a partner at Morrison & Foerster LLP, an international law firm, from January 1995 until March 2000. Mr. Williams holds B.A. degrees from the University of California, Los Angeles and a J.D. from Santa Clara University.

Douglas Allred has been a Director of Saba since January 2000. Mr. Allred has served as Senior Vice President, Customer Advocacy of Cisco Systems, Inc. since July 1991. Mr. Allred serves as a Director of BearingPoint Inc., a business consulting, systems integration and managed services firm. Mr. Allred holds a B.S. from Washington State University. Mr. Allred serves on the Board of Director’s Compensation Committee.

Joe Kiani has been a Director of Saba since July 1997. Mr. Kiani is the Founder of Masimo Corporation, a provider of signal processing and sensor technology to the medical device industry, and has served as its Chief Executive Officer and Chairman of the Board since Masimo’s inception in 1989. Mr. Kiani holds a B.S. and M.S. from San Diego State University. Mr. Kiani serves on the Board of Director’s Compensation, Audit and Corporate Governance and Nominating Committees.

Lawrence D. Lenihan, Jr. has been a Director of Saba since August 2004. Mr. Lenihan is a managing general partner and co-head of the Pequot venture funds and the Pequot private equity funds. Previously, Mr. Lenihan was a principal with Broadview Associates, L.L.C. where he was a senior member of the mergers and acquisitions team. Prior to joining Broadview, Mr. Lenihan held various positions within IBM. Mr. Lenihan is also a Director of First Advantage Corporation. Mr. Lenihan holds a B.S. from Duke University and a M.B.A. from the Wharton School of Business at the University of Pennsylvania. Mr. Lenihan serves on the Board of Director’s Compensation and Corporate Governance and Nominating Committees.

In August 2004, Mr. Lenihan was appointed to serve as a director on our Board of Directors in connection with a private placement of our common stock with funds affiliated with Pequot Capital Management, Inc. (the “Pequot Funds”). From and after the closing of the private placement, for so long as the Pequot Funds beneficially hold at least seventy-five percent of the common stock purchased by the Pequot Funds in the private placement, we have agreed to use our best efforts to cause: (i) Mr. Lenihan to remain a Class III director; (ii) Mr. Lenihan to be nominated and elected to our Board of Directors in any election of directors; and (iii) any vacancy, should Mr. Lenihan cease for any reason to be a member of our Board of Directors, to be filled by a replacement designated by the Pequot Funds and reasonably acceptable to us.

Michael Moritz has been a Director of Saba since August 1998. Mr. Moritz has been a General Partner of Sequoia Capital, a venture capital firm, since 1986. Mr. Moritz serves as a Director of Flextronics Corporation, a provider of electronics products manufacturing and logistical services; and Google Inc, an internet search engine. Mr. Moritz holds an M.A. from Christ Church, Oxford. Mr. Moritz serves on the Board of Director’s Compensation, Audit and Corporate Governance and Nominating Committees.

Clifton T. Weatherford has been a Director of Saba since March 2003. Until his retirement in December 2002, Mr. Weatherford served as Executive Vice President and Chief Financial Officer of Business Objects, a provider of business intelligence software, since August 1997. Mr. Weatherford serves as a Director of Ilog S.A., a provider of optimization and visualization software; Synplicity Inc, a provider of software for the design and verification of semiconductors; Aspect Communications, a provider of business communications solutions; Advanced Analogic Technologies, Inc., maker of analog and power semiconductors; and Tesco Corporation, a global provider of technology-based solutions to the upstream energy industry. Mr. Weatherford holds a B.B.A. from the University of Houston. Mr. Weatherford serves as the Chairman of the Audit Committee and as the Committee’s financial expert.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of September 1, 2005 by:

•	each person who is known by us to beneficially own more than 5% of our outstanding shares of common stock,

•	each of our directors,

•	each of the named executive officers appearing in the summary compensation table below (the “Named Executive Officers”), and

•	all current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 1, 2005 are deemed outstanding. Percentage of beneficial ownership as of September 1, 2005 is based on 17,946,629 shares of common stock. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is: c/o Saba Software, Inc., 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

	Shares Beneficially Owned
Name	Number	Percent
Lawrence D. Lenihan, Jr.(1) 500 Nyala Farm Road Westport, CT 06880	2,679,500	14.9%
Entities Affiliated with Pequot Capital Management, Inc.(2) 500 Nyala Farm Road Westport, CT 06880	2,674,500	14.9%
Fuller & Thaler Asset Management, Inc.(3) 411 Borel Avenue, Suite 402 San Mateo, CA 94402	2,268,104	12.6%
Bobby Yazdani(4)	1,737,934	9.6%
Michael J. Moritz(5) 3000 Sand Hill Road, Suite 280 Menlo Park, CA 94025	1,302,505	7.3%
Entities Affiliated with Sequoia Capital(6) 3000 Sand Hill Road, Suite 280 Menlo Park, CA 94025	1,162,789	6.5%
Diker GP, LLC(7)	1,136,061	6.3%
Diker Management, LLC(7) 745 Fifth Avenue, Suite 1409 New York, New York 10151	1,214,377	6.8%
ZF Partners LP(8) One Ferry Building, Suite 255 San Francisco, California 94111	1,036,000	5.8%
Peter E. Williams III(9)	218,375	1.2%
Joe E. Kiani(10)	110,950	*
Douglas C. Allred(11)	81,447	*
Clifton T. Weatherford(12)	26,250	*
All current executive officers and directors as a group (7 persons)(13)	6,156,961	33.7%

*	Less than 1%.
(1)	Includes (i) 5,000 shares subject to options exercisable within 60 days of September 1, 2005 and (ii) 2,674,500 shares held by the entities affiliated with Pequot Capital management, Inc. Mr. Lenihan disclaims beneficial ownership of shares held by these entities except to the extent of his pecuniary interest in these entities, if any.
(2)	As reported in a Schedule 13D filed with the SEC on August 11, 2004 by Pequot Capital Management, Inc., the investment advisor/manager of Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (the “Pequot Funds”). Pequot Capital Management, Inc. exercises sole voting and dispositive power for all shares held of record by the Pequot Funds and may be deemed to beneficially own all such shares. Pequot Capital Management, Inc. disclaims beneficial ownership of all shares held of record by the Pequot Funds. Lawrence D. Lenihan, Jr., a member of our Board of Directors, is a Managing Director of Pequot Capital Management, Inc. and may be deemed to beneficially own the securities held of record by the Pequot Funds. Mr. Lenihan expressly disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(3)	As reported in a Schedule 13G/A filed with the SEC on February 11, 2005 by Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”), includes 1,680,000 shares as to which Fuller & Thaler has sole voting power and 2,268,104 shares as to which Fuller & Thaler has sole dispositive power.
(4)	Includes (i) 1,399,497 shares of common stock held in the Yazdani Family Trust of which Mr. Yazdani is trustee; (ii) 50,000 shares of common stock held in The 2001 Yazdani GRAT dtd 11/26/01 of which Mr. Yazdani is trustee; (iii) 125,000 shares of common stock held in The 2002 Yazdani GRAT dtd 12/30/02 of which Mr. Yazdani is trustee; and (iv) 163,437 shares subject to options exercisable within 60 days of September 1, 2005.
(5)	Includes (i) 27,500 shares subject to options exercisable within 60 days of September 1, 2005 and (ii) 1,162,789 shares held by the entities affiliated with Sequoia Capital. Mr. Moritz disclaims beneficial ownership of shares held by these entities except to the extent of his pecuniary interest in these entities, if any.
(6)	As reported in a Schedule 13D/A filed with the SEC on April 11, 2005 by entities affiliated with Sequoia Capital, includes 217,180 shares held by Sequoia Capital IX, 40,087 shares held by Sequoia Capital IX Principals Fund, 33,430 shares held by Sequoia Capital Entrepreneurs Annex Fund, 767,441 shares held by Sequoia Capital Franchise Fund, 104,651 shares held by Sequoia Capital Franchise Partners, 290,697 shares held by SC IX.I Management LLC (which is the general partner of Sequoia Capital IX, the managing member of Sequoia Capital IX Principals Fund and the general partner of Sequoia Capital Entrepreneurs Annex Fund) and 872,092 shares held by SCFF Management LLC (which is the general partner of Sequoia Capital Franchise Fund and Sequoia Capital Franchise Partners), 1,162,789 shares held by Michael Goguen, 290,697 shares held by Mark Kvamme (each of the above-named entities has shared voting and dispositive power as to the shares attributed to them); and includes 29,947 shares held by Douglas Leone over which he has sole voting and dispositive power and 1,162,789 shares held by Douglas Leone over which he has shared voting and dispositive power; 139,716 shares held by Michael Moritz over which he has sole voting and dispositive power and 1,162,789 shares held by Michael Moritz over which he has shared voting and dispositive power; and 112,216 shares held by Mark Stevens over which he has sole voting and dispositive power and 1,162,789 shares held by Mark Stevens over which he has shared voting and dispositive power.
(7)

As reported in a Schedule 13G filed with the SEC on February 14, 2005 by Diker GP, LLC, which has shared voting and dispositive power over 1,136,061 shares; Diker Management, LLC, which has shared voting and dispositive power over 1,214,377 shares, Charles M. Diker, who has shared voting and dispositive power over 1,214,377 shares and Mark M. Diker, who has shared voting and dispositive power over 1,214,377 shares. Diker GP, LLC (“Diker GP”) is the general partner of Diker Value-Tech Fund, LP, Diker Value-Tech QP Fund, LP, Diker Micro & Small Cap Fund, LP and Diker M&S Cap Master Fund, Ltd. (the “Diker Funds”). Diker Management, LLC is the investment manager of the Diker Funds and the investment adviser of separately managed accounts (the “Managed Accounts”) with respect to the shares of common stock held by the Diker Funds and the Managed Accounts. Charles M. Diker and Mark M. Diker are the managing members of each of Diker GP and Diker Management.

(8)	As reported in a Schedule 13G filed with the SEC on April 15, 2005, ZF Partners, LP, ZF Ventures, L.L.C., EGI-Fund (02-04) Investors, L.L.C., SLF Partners, LLC, EGI-Managing Member (02-04), L.L.C., SZ Investments, L.L.C., Chai Trust Company, L.L.C., Steven L. Fingerhood have shared voting and dispositive power over these shares. ZF Partners, LP (“Purchaser”) is a Delaware limited partnership. The general partner of the Purchaser is ZF Ventures, L.L.C., a Delaware limited liability company (“General Partner”). The two members of the member-managed General Partner are EGI-Fund (02-04) Investors, L.L.C., a Delaware limited liability company (“Fund 02-04”), and SLF Partners, LLC, a Delaware limited liability company (“SLF Partners”). EGI-Managing Member (02-04), L.L.C. is a Delaware limited liability company and the managing member of Fund 02-04 (“Managing Member”). SZ Investments, L.L.C. (“SZ Investments”) is a Delaware limited liability company and the managing member of Managing Member. SZ investments is indirectly owned by various trusts established for the benefit of Samuel Zell and has family. The trustee of each of those trusts is Chai Trust Company, L.L.C., an Illinois limited liability company. The founder and managing member of SLF Partners is Steven L. Fingerhood.
(9)	Includes 55,000 shares subject to options exercisable within 60 days of September 1, 2005.
(10)	Includes 52,500 shares subject to options exercisable within 60 days of September 1, 2005.
(11)	Includes 15,000 shares subject to options exercisable within 60 days of September 1, 2005.
(12)	Includes 26,250 shares subject to options exercisable within 60 days of September 1, 2005.
(13)	Includes (i) 344,597 shares subject to options exercisable within 60 days of September 1, 2005 held by all executive officers and directors of Saba; (ii) 1,162,789 shares held by the entities affiliated with Sequoia Capital; and (iii) 2,674,500 shares held by the entities affiliated with Pequot Capital Management, Inc.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The following table sets forth certain information concerning compensation during our last three fiscal years of (i) our Chief Executive Officer, and (ii) our other executive officer as of our fiscal year ended May 31, 2005 (collectively, our “Named Executive Officers”):

Long-Term Compensation Awards
	Fiscal Year	Annual Compensation		Securities Underlying Options (#)
Name and Principal Position		Salary ($)	Bonus ($)
Bobby Yazdani Chief Executive Officer and Chairman of the Board(1)	2005 2004 2003	$300,000 303,048 255,000	— — —	— — 215,000

Peter E. Williams III Chief Financial Officer and Secretary(2)	2005 2004 2003	227,000 200,000 200,000	34,000 — —	— 100,000 —

(1)	Mr. Yazdani served as President and Chief Operating Officer at the end of fiscal 2003. In September 2003, Mr. Yazdani was elected to serve as Chairman of the Board and Chief Executive Officer.
(2)	Mr. Williams served as Vice President Corporate Development, General Counsel and Secretary at the end of fiscal 2003. Since March 2004, Mr. Williams has served as Chief Financial Officer.

Employment Agreements and Change of Control Arrangements

We do not have in effect any formal written employment agreements with any of the named executive officers, but do have change in control arrangements with the named executive officers. The change of control arrangements provide that substantially all of the shares subject to their options that have not vested will immediately vest if the following two conditions are met:

•	we merge with another company and there is a change of control of the Company or we sell substantially all of our assets to another company; and

•	any officer’s employment is terminated, or constructively terminated, within twelve months thereafter.

Option Grants in Last Fiscal Year

The following table sets forth certain information for each of our Named Executive Officers concerning stock options granted to them during the fiscal year ended May 31, 2005.

Individual Grants
	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year(2)	Exercise Price Per Share ($/Sh)(3)	Expiration Date(4)	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term(5)

Name					5% ($)	10% ($)
Bobby Yazdani	—	—	—	—	—	—
Peter E. Williams III	—	—	—	—	—	—

(1)	Options granted pursuant to our 2000 Stock Incentive Plan. The options vest over a four year period, 25% on the first anniversary of the grant date and the remaining 75% in equal quarterly installments over the next three years.

(2)	In the fiscal year ended May 31, 2005, we granted options to employees to purchase an aggregate of 494,850 shares.
(3)	The exercise price per share of options granted represented the fair market value of the underlying shares of common stock on the date the options were granted.
(4)	Subject to earlier termination upon the occurrence of certain events related to termination of employment, generally the options granted under the 2000 Stock Incentive Plan have a term of six years.
(5)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

The following table sets forth certain information concerning exercises of stock options during the fiscal year ended May 31, 2005 by each of our Named Executive Officers and the number and value of unexercised options held by each of our Named Executive Officers on May 31, 2005.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at May 31, 2005 (#)		Value of Unexercised In-the-Money Options at May 31, 2004 ($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Bobby Yazdani	—	—	146,250	68,750	$476,438	$249,563
Peter E. Williams	—	—	42,187	58,313	$136,125	$226,875

(1)	Value of “in-the-money” stock options represents the positive spread between the exercise price of stock options and the fair market value for our common stock on May 31, 2005, which was $3.93.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of May 31, 2005 including the 1997 Stock Incentive Plan, the 2000 Stock Incentive Plan and the 2000 Employee Stock Purchase Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
Option Plans	2,218,264	$6.58	2,264,200
Employee Stock Purchase Plan	—	—	1,060,790

Report of the Compensation Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such report be incorporated by reference into any such filings, nor shall the following report be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

We have a compensation committee of the Board of Directors (the Compensation Committee) which has the authority and responsibility to approve the overall compensation strategy, administer our annual and long-term compensation plans, and review and make recommendations to the Board of Directors with respect to executive compensation. The Compensation Committee is comprised of independent, non-employee board of director members.

Executive Officer Compensation Programs

The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, through competitive base salary, annual cash bonus incentives, long-term incentive compensation in the form of stock options, and various benefits, including medical and life insurance plans.

The executive compensation policies of the Compensation Committee are intended to combine competitive levels of compensation and rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers and maximization of stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

Base Salaries.    Salaries for our executive officers are determined primarily on the basis of the executive officer’s responsibility, general salary practices of peer companies and the officer’s individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include individual performance, the functions performed by the executive officer, the scope of the executive officer’s on-going duties, general changes in the compensation peer group in which we compete for executive talent, and our financial performance generally. The weight given to each such factor by the Compensation Committee may vary from individual to individual.

Incentive Bonuses.    The Compensation Committee believes that a cash incentive bonus plan can serve to motivate our executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options. The bonus amounts are based upon recommendations by management and a subjective consideration of factors including such officer’s level of responsibility, individual performance, contributions to our success and our financial performance generally.

Stock Option Grants.    Stock options may be granted to executive officers and other employees under the 1997 Stock Incentive Plan and the 2000 Stock Incentive Plan (collectively, the “Plans”). Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage Saba in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on our long-term performance which we believe results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To this end, stock options generally vest and become fully exercisable over a four-year period. The principal factors considered in granting stock options to executive officers of Saba are prior performance, level of responsibility, other compensation and the executive officer’s ability to influence our long-term growth and profitability. However, the Plans do not provide any quantitative method for weighing these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance.

Other Compensation Plans.    We have adopted certain general employee benefit plans in which executive officers are permitted to participate on parity with other employees. We also provide a 401(k) deferred compensation pension plan.

Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code (“IRC”) disallows a deduction by Saba for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. Because the compensation paid to the executive officers has not approached the limitation, the Compensation Committee has not had to use any of the available exemptions from the deduction limit. The Compensation Committee remains aware of the IRC Section 162(m) limitations and the available exemptions and will address the issue of deductibility when and if circumstances warrant the use of such exemptions.

Chief Executive Officer Compensation

The compensation of our Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. The Compensation Committee established an annual base salary of $300,000 for Mr. Yazdani at the time he was reappointed to serve as Chief Executive Officer in September 2003. Mr. Yazdani’s’s base salary was established in part by comparing the base salaries of chief executive officers at other companies of similar size in the high-technology industry. Mr. Yazdani’s base salary was at the approximate median of the base salary range for chief executive officers of comparative companies.

MEMBERS OF OUR COMPENSATION

    COMMITTEE

Douglas C. Allred

Joe E. Kiani

Lawrence D. Lenihan, Jr.

Michael J. Moritz

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such report be incorporated by reference into any such filings, nor be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

The audit committee hereby reports as follows:

1. The audit committee has reviewed and discussed the audited financial statements with the Company’s management.

2. The audit committee has discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

3. The audit committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with Ernst & Young LLP their independence from the Company and has considered whether the provision of the non-audit services is compatible with maintaining Ernst & Young LLP’s independence from the Company.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the audit committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2005, for filing with the Securities and Exchange Commission.

MEMBERS OF OUR AUDIT COMMITTEE

Clifton T. Weatherford, Chairman

Joe E. Kiani

Michael J. Moritz

Stock Performance Graph

The following line graph compares the yearly percentage change in the cumulative total stockholder return on our common stock from April 7, 2000, the date of our initial public offering, through the end of our fiscal year ended May 31, 2005 with the percentage change in cumulative total stockholder return for (i) the NASDAQ Stock Market—U.S. Index and (ii) the RDG Technology Composite Index. The comparison assumes an investment of $100 on April 7, 2000 and reinvestment of dividends, if any. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

CUMULATIVE TOTAL STOCKHOLDER RETURN

Index	5/00	5/01	5/02	5/03	5/04	5/05
SABA SOFTWARE, INC	100.00	80.95	17.02	7.35	5.99	6.91
NASDAQ STOCK MARKET (U.S.)	100.00	67.00	47.08	33.51	46.91	47.64
RDG TECHNOLOGY COMPOSITE	100.00	57.05	40.12	37.81	46.32	46.48

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the compensation arrangements described in “Executive Compensation and Related Information”, since June 1, 2003, there has not been nor is there currently proposed any transaction or series of similar transactions required to be disclosed to which we or any of our subsidiaries were or will be a party in which the amount involved exceeds $60,000 and in which any executive officer, director, beneficial owner of more than five percent of our common stock or member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, except:

In August 2004, we completed a private placement of 2,674,500 shares of common stock for aggregate proceeds of $8.75 million with funds affiliated with Pequot Capital Management, Inc. In connection with the private placement, Lawrence D. Lenihan, Jr. was appointed to serve as a director on our Board of Directors. Mr. Lenihan is a Managing Director of Pequot Capital Management, Inc. Mr. Lenihan disclaims beneficial ownership of shares held by these funds except to the extent of his pecuniary interest in these funds.

During fiscal 2005, we licensed our software and sold related support and services to Masimo Corporation in the aggregate amount of $112,000. At May 31, 2005, our accounts receivable included $37,000 payable by Masimo Corporation. The Chief Executive Officer of Masimo Corporation serves as a director on our Board of Directors.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.    For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefore in writing to our Secretary. To be timely for inclusion in our 2006 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices between July 15, 2006 and August 14, 2006. A stockholder’s notice to our Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of Saba which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.    Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and intended to be presented at our 2006 annual meeting of stockholders must be received by us not later than May 30, 2006 in order to be considered for inclusion in our proxy materials for that annual meeting.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance.    Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission and the NASDAQ National Stock Market. Reporting Persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during fiscal 2004, all Reporting Persons complied with all applicable filing requirements.

Other Matters.    The Board of Directors knows of no other business, which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/    PETER E. WILLIAMS III

Peter E. Williams III

Secretary

Redwood Shores, California

September 28, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SABA SOFTWARE, INC.

ANNUAL MEETING OF STOCKHOLDERS

November 3, 2005

The undersigned hereby appoints Bobby Yazdani and Peter E. Williams III and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below all of the shares of common stock of Saba Software, Inc. that the undersigned is entitled to vote at the annual meeting of stockholders to be held at 2400 Bridge Parkway, Redwood Shores, California 94065-1166, on Thursday, November 3, 2005, at 9:00 a.m., Pacific Time, or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 and 3.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE MARK YOUR CHOICE LIKE

THIS ☒ IN BLUE OR BLACK INK

1.	ELECTION OF DIRECTOR. To elect one Class II Director to serve until the 2008 annual meeting of stockholders or until his successor has been elected or appointed. Nominee:

Bobby Yazdani	☐ FOR THE NOMINEE	☐ WITHHOLD AUTHORITY FOR THE NOMINEE

2.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment by the Board of Directors of Ernst & Young LLP as our independent auditors for the fiscal year ending May 31, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Authority is hereby given to the proxies identified on the front of this card to vote in their discretion upon such other business as may properly come before the meeting.

PLAN TO ATTEND THE MEETING ☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD

PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Signature                                                               Signature                                                               Dated:                                     , 2005

(Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee or guardian, please give full title as such. If a corporation please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)